SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 2001


                          THE LESLIE FAY COMPANY, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  1-9196                     13-3197085
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)              File No.)              Identification No.)


  1412 Broadway, New York, New York                                       10018
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (212) 221-4000
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

     On November 20, 2001, The Leslie Fay Company, Inc. (the "Company") merged with LF Merger Co. (the "Merger Sub"). At the effective date of the merger all stockholders of the Company (other than certain continuing stockholders) became entitled to receive $5.00 in cash in exchange for each share of common stock of the Company, and the Company's shares of common stock will no longer meet the criteria for continued listing on the Nasdaq Small Cap Market ("Nasdaq") or registration under the Securities Exchange Act of 1934. The Company has filed a Form 15 with the Securities and Exchange Commission requesting deregistration and has furnished Nasdaq with a letter requesting delisting as of the close of business on November 20, 2001.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits
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               99.1   Press Release dated November 20, 2001.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 30, 2001            THE LESLIE FAY COMPANY, INC.


                                     By:/s/ Warren T. Wishart
                                        ----------------------------------------
                                        Name:  Warren T. Wishart
                                        Title: Executive Vice President - Chief
                                               Operating Officer and Secretary




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                                  EXHIBIT INDEX
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Exhibit No.       Description
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99.1     Press Release dated November 20, 2001.